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                    SUPPLEMENT DATED FEBRUARY 20, 1996 TO
                       PROSPECTUS DATED MAY 1, 1995 FOR

                INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                 ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY

                                 THROUGH ITS

                       NATIONWIDE VARIABLE ACCOUNT - II

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

THE "ELIMINATION OF CONTINGENT DEFERRED SALE CHARGE" SECTION OF THE PROSPECTUS IS HEREBY AMENDED BY ADDING THE FOLLOWING AS THE FIRST PARAGRAPH:

        The waiver of Contingent Deferred Sales Charge set forth in A through E below shall NOT be available for 403(b) Tax Sheltered Annuity Contracts except in those state jurisdictions in which the insurance regulatory authorities have not approved amendatory Contract language making this change.